AMENDMENT NO. 1
TO THE
MANAGEMENT SERVICES AGREEMENT

THIS AMENDMENT (the “Amendment”), effective the 1st day of January 2016, (the “Effective Date”) is to the Management Services Agreement dated 1 November 2014 (the “Agreement”), by and between White Mountain Titanium Corporation (“WMTC”) and JPES Inc., a California corporation (the “Service Provider”).

RECITALS:

A.     WMTC finds it necessary to preserve its cash assets until additional funding can be secured for future operations;

B.     The Service Provider is willing to decrease the amount of monthly compensation to assist the Company in preserving its cash on hand; and

C.     Section 8(d) of the Agreement grants to the parties the right to amend the Agreement upon approval of each of the parties thereto.

NOW, THEREFORE, the parties hereto agree as follows:

1.     On and as of the Effective Date the monthly fee payable by the Company to the Service Provider under Section 2(a) of the Agreement is reduced from US$12,500 to US$11,250.

2.     Except as amended hereby, the Agreement shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which the parties may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

3.     The terms of the Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 1 the respective day and year set forth below.

White Mountain Titanium Corporation

Date: December 18, 2015	By	/s/ Kin Wong
Kin Wong, Chief Executive Officer

JPES Inc.

Date: December 10, 2015	By	/s/ Eric Gan
Eric Gan, President